EX-99.5.b

PERSPECTIVE (Graphic omitted)                           JACKSON NATIONAL LIFE (Graphic omitted)
      FOCUS                                             INSURANCE COMPANY(R)
FIXED AND VARIABLE ANNUITY(SM) Application (VA260)
                                                   Home Office - 1 Corporate Way
See back page for mailing address.                             Lansing, MI 48951
                                                                     WWW.JNL.COM
USE DARK INK, ONLY

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1. REGISTRATION INFORMATION
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OWNER'S NAME
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age
Sex ____ M ____ F
U.S. Citizen ____ Yes ____ No
Phone No. (include area code)
E-Mail Address

JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner. Spousal Joint Owner may continue the Contract.)
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Relationship to Owner
Date of Birth (mm/dd/yyyy)
Age
Sex ____ M ____ F
U.S. Citizen ___ Yes ____ No
Phone No. (include area code)
E-Mail Address

ANNUITANT'S NAME (if other than Owner)
SSN/TIN (include dashes)
Address (number and street)
City, State, ZIP
Date of Birth (mm/dd/yyyy)
Age
Sex ____ M ____ F
U.S. Citizen ___ Yes ____ No
Phone No. (include area code)
E-Mail Address

JOINT ANNUITANT'S NAME
SSN/TIN (include dashes)
Date of Birth (mm/dd/yyyy)
Age
Sex ____ M ____ F
U.S. Citizen ___ Yes ____ No
Phone No. (include area code)

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2. BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed by the Owner, which includes names, percentages, and other required information.

Primary
        Name
        SSN/TIN (include dashes)
        Percentage (%)
        Relationship to Owner
        Address (number and street)
        City, State, ZIP

___ Primary
___ Contingent
        Name
        SSN/TIN (include dashes)
        Percentage (%)
        Relationship to Owner
        Address (number and street)
        City, State, ZIP

___ Primary
___ Contingent
        Name
        SSN/TIN (include dashes)
        Percentage (%)
        Relationship to Owner
        Address (number and street)
        City, State, ZIP

___ Primary
___ Contingent
        Name
        SSN/TIN (include dashes)
        Percentage (%)
        Relationship to Owner
        Address (number and street)
        City, State, ZIP

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3. ANNUITY TYPE
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___ Non-Tax Qualified                       ___ IRA - Individual*
___ 401(k) qualified Savings Plan           ___ IRA - Custodial*
___ HR-10 (Keogh) Plan                      ___ IRA - Roth*
___ 403(b) TSA (Direct Transfer Only)       *Tax Contribution Years and Amounts:
___ IRA - SEP                               Year: _______ $ ___________
___ Other _____________________________     Year: _______ $ ___________

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4. TRANSFER INFORMATION
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___ IRC 1035 Exchange
___ Direct transfer
___ Direct Rollover
___ Non-Direct Rollover
___ Roth Conversion

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO THE CONTRACT OWNER WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THIS CONTRACT. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED, THE CONTRACT MAY BE RETURNED TO THE COMPANY OR PRODUCER WITHIN 20 DAYS AFTER DELIVERY, AND THE CONTRACT VALUE WILL BE RETURNED.

VDA 106 Rev. 01/03                                              V5373 Rev. 01/03

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5. INITIAL PREMIUM
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Amount of premium with application: $__________________________

MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)

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6. INCOME DATE
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Please specify date (mm/dd/yyyy): _____________

If an Income Date is not specified, age 90 (age 70 1/2 for Qualified Plans) of the Owner will be used.

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7. CAPITAL PROTECTION PROGRAM
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____ Yes ____ No   If "No", please proceed to Section 8.

Which Fixed Account Option do you wish to select for the Capital Protection Program ? (Select only one.)
_____ 1-Year _____ 3-Year

Now that you have selected a Fixed Account Option for the Capital Protection Program, indicate how you would like the balance of your initial premium allocated in the Premium Allocation section below.

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8. PREMIUM ALLOCATION  WHOLE PERCENTAGES ONLY - TOTAL ALLOCATION MUST EQUAL 100%
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PORTFOLIOS

AIM/JNL(R) Large Cap Growth _____________%
AIM/JNL Premier Equity II _____________%
AIM/JNL Small Cap Growth _____________%
Alger/JNL Growth _____________%
Alliance Capital/JNL Growth _____________%
Eagle/JNL Core Equity _____________%
Eagle/JNL SmallCap Equity _____________%
First Trust/JNL The Dow(SM) Target 10 _____________%
First Trust/JNL The S&P(R) Target 10 _____________%
First Trust/JNL Target 25 _____________%
First Trust/JNL Target Small-Cap _____________%
First Trust/JNL Global Target 15 _____________%
JPMorgan/JNL Enhanced S&P 500(R) Stock Index _____________% JPMorgan/JNL International Value _____________%
Janus/JNL Aggressive Growth _____________%
Janus/JNL Balanced _____________%
Janus/JNL Capital Growth _____________%
Lazard/JNL Mid Cap Value _____________%
Lazard/JNL Small Cap Value _____________%
Mellon Capital Management/JNL Bond Index _____________%
Mellon Capital Management/JNL International Index _____________% Mellon Capital Management/JNL S&P 400 Mid Cap Index _____________% Mellon Capital Management/JNL S&P 500 Index _____________%
Mellon Capital Management/JNL Small Cap Index _____________% Oppenheimer/JNL Global Growth _____________%
Oppenheimer/JNL Growth _____________%
PIMCO/JNL Total Return Bond _____________%
PPM America/JNL Balanced _____________%
PPM America/JNL High Yield Bond _____________%
PPM America/JNL Money Market _____________%
PPM America/JNL Value _____________%
Putnam/JNL Equity _____________%
Putnam/JNL International Equity _____________%
Putnam/JNL Midcap Growth _____________%
Putnam/JNL Value Equity _____________%
Salomon Brothers/JNL Global Bond _____________%
Salomon Brothers/JNL U.S. Government & Quality Bond _____________% S&P(R)/JNL Core Index 100 __________%
S&P/JNL Core Index 75 __________%
S&P/JNL Core Index 50 __________%
S&P/JNL Conservative Growth I __________%
S&P/JNL Moderate Growth I __________%
S&P/JNL Aggressive Growth I __________%
S&P/JNL Equity Growth I __________%
S&P/JNL Equity Aggressive Growth I __________%
S&P/JNL Very Aggressive Growth I __________%
T. Rowe Price/JNL Established Growth __________%
T. Rowe Price/JNL Mid-Cap Growth __________%
T. Rowe Price/JNL Value __________%

FIXED ACCOUNT OPTIONS
1-year __________%
3-year __________%

DCA+
6-month __________%
12-month __________%

IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT FORM
(V5375).

DCA+ provides an automatic monthly transfer to the selected Portfolios so the entire amount invested in this program, plus earnings, will be transferred by the end of the DCA+ Term selected.

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       ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
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VDA 106 Rev. 01/03                                              V5373 Rev. 01/03

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9. REPLACEMENT
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Are you replacing an existing life insurance policy or annuity contract?
____ Yes ____ No   If "Yes", please complete this section.

Company Name
Contract No.
Anticipated Transfer Amount
$

Company Name
Contract No.
Anticipated Transfer Amount
$

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10. TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATON
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I   (We)   authorize   Jackson   National   Life(R)   (JNL)   to   accept   fund
transfers/allocation changes via telephone, Internet, or other electronic medium
from  me  (us)  and  my  (our)  Financial   Representative   (subject  to  JNL's
then-current administrative procedures). JNL has procedures designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with
telephone/electronic   instructions  received,  and  acted  on  in  good  faith,
notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS? ____ YES ____ NO (If no election is made, JNL will default to "No" for residents of North Dakota and to "Yes" for residents of all other states.)

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11. OPTIONAL DEATH BENEFITS
        ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES, AND ONCE SELECTED CANNOT BE CHANGED
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If no Optional Death Benefit is selected your  beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:
        _____ 5% Compounded Death Benefit
        _____ Maximum Anniversary Value Death Benefit
        _____ Combination Death Benefit

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

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12. OTHER OPTIONAL BENEFITS
        ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES, AND ONCE SELECTED CANNOT BE CHANGED.
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A. EARNINGS PROTECTION BENEFIT
        _____ EarningsMax(SM)

B. GUARANTEED LIVING BENEFIT OPTIONS (may select only one)
        _____ Guaranteed Minimum Income Benefit
        _____ Guaranteed Minimum Withdrawal Benefit

C. CONTRACT ENHANCEMENT OPTION
        _____ 2% of first-year premium

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, AND TENNESSEE RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

VDA 106 Rev. 01/03                                              V5373 Rev. 01/03

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13.  IMPORTANT - PLEASE READ CAREFULLY
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1. I (We) hereby  represent  to the best of my (our)  knowledge  and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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14.  SIGNATURES
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SIGNED AT (city, state)
DATE SIGNED (mm/dd/yyyy)
Owner's Signature
Annuitant's Signature (if other than Owner)
Joint Owner's Signature
Joint Annuitant's Signature (if other than Joint Owner)

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15. FINANCIAL REPRESENTATIVE'S STATEMENT   (MUST CHECK THE APPROPRIATE BOX.)
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I certify  that: I am authorized  and  qualified to discuss the Contract  herein applied for; I have fully explained the Contract to the client, including Contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity Contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

Financial Representative's Full Name (please print)
Phone No. (include area code)
Financial Representative's Signature
ID No. (Florida, only)
Date Signed (mm/dd/yyyy)
Address (number and street)
City, State, ZIP
E-Mail Address
Contact your home office for program information.
         ____Option A ____ Option B
Broker/Dealer Name and No.
JNL Financial Representative No.

                    MAILING ADDRESS AND CONTACT INFORMATION

FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

Regular Mail                           Overnight Mail
------------                           --------------
JNL(R) Service Center                  JNL Service Center
P.O. Box 378002                        8055 E. Tufts Ave., 2nd Floor
Denver, CO 80237-8002                  Denver, CO 80237

            CUSTOMER CARE: 800/766-4683 (7:00 a.m. to 6:00 p.m. MT)
                               FAX: 800/701-0125
                           E-MAIL: contactus@jnli.com


FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

Regular Mail                            Overnight Mail
------------                            --------------
JNL/IMG Service Center                  JNL/IMG Service Center
P.O. Box 30392                          1 Corporate Way
Lansing, MI 48909-7892                  Lansing, MI 48951

            CUSTOMER Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                               FAX: 517/706-5534
                           E-MAIL: contactus@jnli.com

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Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value * Not a deposit
* Not insured by any federal agency
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VDA 106 Rev. 01/03                                              V5373 Rev. 01/03